Exhibit 10.4
SECOND AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 8, 2008 (this “Amendment”), is entered into among The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), the Subsidiary Guarantors, the Lenders party hereto and Bank of America, N.A., as U.S. Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.
RECITALS
     A. The Company, the Subsidiary Guarantors, the Lenders and the U.S. Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of November 7, 2006 (as previously amended, the “Credit Agreement”).
     B. The parties hereto have agreed to amend the Credit Agreement as provided herein.
     C. In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.
AGREEMENT
     1. Amendments.
(a) Section 1.01.
     (i) The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:
     “Joint Venture” means a Person or other legal arrangement which meets the following criteria: (a) it is a single-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person and (b) the Company and its Subsidiaries directly or indirectly own less than 75% of the Equity Interests.
     “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company. For

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purposes of the Loan Documents, the term “Subsidiary” shall not include any “SPE” or any “Joint Venture”.
     “U.S. Swing Line Sublimit” means an amount equal to the lesser of $25,000,000 and the amount available under the U.S. Revolver Ceiling. The U.S. Swing Line Sublimit is part of, and not in addition to, the Aggregate U.S. Commitments.
     (ii) The definition of “BBRM” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
     (b) Section 7.02(h). Section 7.02(h) of the Credit Agreement is hereby amended to read as follows:
     (h) [Intentionally Omitted.]
     (c) Section 7.02(j). Section 7.02(j) of the Credit Agreement is hereby amended to read as follows:
     (j) Investments in Greenbrier-GIMSA, LLC or Gunderson-GIMSA S. de R.L. de C.V. made after the Closing Date in an aggregate outstanding amount not exceeding the sum of (i) $30,000,000 plus (ii) any excess amount of Restricted Payments available to be paid pursuant to Section 7.06(d) that have not been distributed and have not been invested pursuant to Section 7.02(f) or 7.02(g); and
     (d) Section 7.03(d). The proviso at the end of Section 7.03(d) of the Credit Agreement is hereby amended to read as follows:
provided; however, that the aggregate amount of all such Term Debt at any one time outstanding pursuant to this subsection (d) shall not exceed $200,000,000;
     (e) Section 7.03. Section 7.03 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (h) thereof, renumbering clause “(i)” as “(j)” and adding the following new clause (i) immediately after clause (h) therein:
          (i) intercompany Indebtedness resulting from loans and advances permitted by Section 7.02; and
     (f) Section 7.06(d). Section 7.06(d) of the Credit Agreement is hereby amended to read as follows:
     (d) the Company may declare or pay Restricted Payments after the Closing Date in an aggregate amount not to exceed the sum of (i) $25,000,000 plus (ii) 50% of the cumulative net income of the Company and its Subsidiaries since August 31, 2006 minus (iii) all amounts available to make Restricted Payments pursuant to this subsection (d) that have been invested pursuant to Sections 7.02(f), 7.02(g) and 7.02(j).
     (g) Section 7.11(b). The grid in Section 7.11(b) of the Credit Agreement is hereby amended to read as follows:

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Calendar Year	February 28/29	May 31	August 31	November 30
2008	0.75 to 1.0	0.75 to 1.0	0.75 to 1.0	0.75 to 1.0
2009	0.75 to 1.0	0.725 to 1.0	0.725 to 1.0	0.725 to 1.0
2010	0.725 to 1.0	0.70 to 1.0	0.70 to 1.0	0.70 to 1.0
thereafter	0.70 to 1.0	0.70 to 1.0	0.70 to 1.0	0.70 to 1.0
     (h) Section 7.12. Section 7.12 of the Credit Agreement is hereby amended to read as follows:
     7.12 Capital Expenditures.
     Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for capital expenditures in the ordinary course of business not exceeding $50,000,000 in the aggregate in any fiscal year for the Company and its Subsidiaries, and any such expenditures made for leasing assets.
     2. Effectiveness; Conditions Precedent. This Amendment shall be effective as of the date hereof when all of the conditions set forth in this Section shall have been satisfied in form and substance satisfactory to the U.S. Administrative Agent.
     (a) Execution and Delivery of this Amendment. The U.S. Administrative Agent shall have received copies of this Amendment duly executed by each Loan Party, the Required Lenders and the U.S. Administrative Agent.
     (b) Fees and Expenses. The U.S. Administrative Agent shall have received, for the account of each Lender executing this Amendment, a fee of 0.125% of such Lender’s Commitment and (ii) all other fees and expenses owed by the Borrower to the U.S. Administrative Agent and the Arranger.
     3. Ratification of Credit Agreement. The Loan Parties acknowledge and consent to the terms set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Loan Documents.
     4. Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:
     (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms.
     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

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     (d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.
     5. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Lenders that after giving effect to this Amendment (a) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof, and (b) no event has occurred and is continuing which constitutes a Default.
     6. Release. In consideration of the Lenders entering into this Amendment, the Loan Parties hereby release the U.S. Administrative Agent, the Lenders, the L/C Issuers and the U.S. Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.
     7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or pdf shall be effective as an original.
     8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.
     9. Statutory Notice. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.
     10. Reference to and Effect on Credit Agreement. Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the U.S. Administrative Agent under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents, except as expressly set forth herein. This Amendment shall be considered a Loan Document from and after the date hereof.
     11. Estoppel, Acknowledgement and Reaffirmation. The obligations of the Loan Parties under the Loan Documents constitute valid and subsisting obligations of such Persons that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. Each Loan Party hereby acknowledges its respective obligations under the Loan Documents as amended hereby and reaffirms that each of the liens and security interests created and granted in or pursuant to the Loan Documents are valid and subsisting and that this Amendment shall in no manner impair or otherwise adversely affect such liens and security interests.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	THE GREENBRIER COMPANIES, INC., an Oregon corporation
	By:	/s/ Mark J. Rittenbaum
		Name:	Mark J. Rittenbaum
		Title:	Executive Vice President, Treasurer and Chief Financial Officer
THE GREENBRIER COMPANIES
SECOND AMENDMENT

SUBSIDIARY GUARANTORS:	GUNDERSON LLC, an Oregon limited liability company
	By:	/s/ Mark J. Rittenbaum
		Name:	Mark J. Rittenbaum
		Title:	Executive Vice President, Assistant Secretary

GREENBRIER LEASING COMPANY LLC, an Oregon limited liability company
	By:	/s/ Mark J. Rittenbaum
		Name:	Mark J. Rittenbaum
		Title:	Executive Vice

GREENBRIER RAILCAR LLC, an Oregon limited liability company
	By:	/s/ Mark J. Rittenbaum
		Name:	Mark J. Rittenbaum
		Title:	Treasurer

AUTOSTACK COMPANY LLC, an Oregon limited liability company
	By:	/s/ Mark J. Rittenbaum
		Name:	Mark J. Rittenbaum
		Title:	Vice President, Principle Financial and Accounting Officer

GUNDERSON RAIL SERVICES LLC, an Oregon limited liability company
	By:	/s/ Mark J. Rittenbaum
		Name:	Mark J. Rittenbaum
		Title:	Vice President, Principle Financial and Accounting Officer

GUNDERSON MARINE LLC, an Oregon limited liability company
	By:	/s/ Mark J. Rittenbaum
		Name:	Mark J. Rittenbaum
		Title:	Vice President, Principle Financial and Accounting Officer

GREENBRIER-CONCARRIL, LLC, a Delaware limited liability company
	By:	/s/ Mark J. Rittenbaum
		Name:	Mark J. Rittenbaum
		Title:	Vice President
THE GREENBRIER COMPANIES
SECOND AMENDMENT

GREENBRIER LEASING LIMITED PARTNER, LLC, a Delaware limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Principle Financial and Accounting Officer

GREENBRIER MANAGEMENT SERVICES, LLC, a Delaware limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Principle Financial and Accounting Officer

BRANDON RAILROAD LLC, an Oregon limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President

MERIDIAN RAIL HOLDINGS CORP., a Delaware corporation
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President, Treasurer

MERIDIAN RAIL ACQUISITION CORP.
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President, Treasurer

MERIDIAN RAIL MEXICO CITY CORP.
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President, Treasuer
THE GREENBRIER COMPANIES
SECOND AMENDMENT

U.S. ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as U.S. Administrative Agent
	By	/s/ Tiffany Shin
Name: Tiffany Shin
Title: Assistant Vice President
THE GREENBRIER COMPANIES
SECOND AMENDMENT

LENDERS:	BANK OF AMERICA, N.A., as a U.S. Lender and as U.S. L/C Issuer and U.S. Swing Line Lender
	By	/s/ Eric Eidler
		Name:	Eric Eidler
		Title:	Senior Vice Presidet

UNION BANK OF CALIFORNIA, N.A., U.S. Lender

	By	/s/ Stephen Sloan
		Name:	Stephen Sloan
		Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, U.S. Lender
	By	/s/ Richard J. Ameny, Jr.
		Name:	Richard J. Ameny, Jr.
		Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, U.S. Lender
	By	/s/ Chris Swindell
		Name:	Chris Swindell
		Title:	Senior Vice President

BRANCH BANKING & TRUST COMPANY, U.S. Lender
	By	/s/ Robert M. Searson
		Name:	Robert M. Searson
		Title:	Senior Vice President

CAYLON NEW YORK BRANCH, U.S. Lender

By	/s/ Brian Bolotin	/s/ Angel Naranjo

	Name: Brian Bolotin Title: Managing Director	Angel Naranjo Director

CRÉDIT INDUSTRIEL et COMMERCIAL, NEW YORK BRANCH, U.S. Lender

By	/s/ Adrienne Molloy	/s/ Anthony Rock

	Name: Adrienne Molloy Title: Vice President	Anthony Rock Managing Director
THE GREENBRIER COMPANIES
SECOND AMENDMENT

COMERICA BANK, U.S. Lender
By:
Name:
Title:

SOVEREIGN BANK, U.S. Lender
By:
Name:
Title:

DVB BANK AG, U.S. Lender
By:	/s/ M. Metz
	Name:	M. Metz
	Title:	Managing Director

By:	/s/ M. Neuland
	Name:	M. Neuland
	Title:	Senior Vice President

BANK OF THE WEST, U.S. Lender
By:	/s/ Brett German
	Name:	Brett German
	Title:	Vice President

THE GREENBRIER COMPANIES
SECOND AMENDMENT